UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 18, 2008
StemCells, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3155 Porter Drive, Palo Alto, California		94304

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 650.475.3100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 8.01. Other Events.
     On November 18, 2008, StemCells, Inc. (the “Company”) announced that, on November 17, 2008, the Company sold and issued to certain investors 13,793,104 shares of Common Stock and warrants to purchase up to 10,344,828 shares of Common Stock (the “Offering”). The terms of the Offering are described in the Company’s Form 8-K filed on November 12, 2008.
     In connection with the consummation of the Offering, the Company is hereby furnishing, as Exhibit 99.1 to this Current Report on Form 8-K, the section entitled “Risk Factors”, as disclosed in the Company’s Prospectus Supplement filed on November 12, 2008, for the purpose of updating the Company’s disclosures under the Securities Exchange Act of 1934.
     The Company’s press release announcing the closing of the Offering is filed as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Risk Factors

99.2	Press release of StemCells, Inc. dated November 18, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 2008	StemCells, Inc.
/s/ Ken Stratton
	Name:	Ken Stratton
	Title:	General Counsel

Exhibit Index

Exhibit
Number	Description

99.1	Risk Factors

99.2	Press Release of StemCells, Inc., dated November 18, 2008.